Exhibit 10.3

To:	Mr. Josef Zelinger
CC:	Dr. Julian Kenyon
From:	Mr. James Nathanielsz
Subject:	Loan to Propanc Biopharma Inc. – Aggro Investments Pty Ltd

Dear Josef Zelinger,

The Board of Directors at Propanc Biopharma Inc. (“Propanc”) confirm acceptance and receipt of funds for the sum of sixty-three thousand, one hundred and eighty-eight Australian dollars (AU$63,188.00) from Aggro Investments Pty Ltd (the “lender”) of 59 Seymour Road, Elsternwick, Vic 3185 (“address”).

The loan to Propanc is subject to the following terms & conditions:

●	Amount: AU$63,188.00
●	Repayment Date: 30 June, 2025 (the borrower)
●	Commencement date: 12th April, 2025
●	Interest rate: 12% pa payable monthly in arrears (default rate is 18% pa)

Sincerely,

/s/ James Nathanielsz
James Nathanielsz
Chief Executive Officer

Approved by,

/s/ Dr. Julian Kenyon
Dr Julian Kenyon
Director

Approved by,

/s/ Josef Zellinger
Mr Josef Zelinger
Aggro Investments Pty Ltd

p: +61 (0)3 9882 0780 a: 302/6 Butler Street, Camberwell, VIC 3124, AUSTRALIA w: www.propanc.com